SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is March 26, 2026.

MFS® Global New Discovery Fund

MFS® International New Discovery Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Peter Fruzzetti has announced his intention to retire effective April 30, 2027, and he will no longer be a portfolio manager of the fund as of that date.

MULTI-SUP-I-032626